Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of CarGurus, Inc. (the “Company”) for the period ending March 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason Trevisan, Chief Financial Officer and President, International of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2020	By:	/s/ Jason Trevisan
Jason Trevisan
Chief Financial Officer and President, International (Principal Financial Officer and Principal Accounting Officer)